The Munder Funds

Supplement Dated March 1, 2011
to the Statement of Additional Information (“SAI”) dated October 30, 2010

Under the heading “INVESTMENT ADVISORY AND OTHER SERVICE ARRANGEMENTS – Investment Advisor and Sub-Advisor”, which begins on page 42 of the SAI, the information in the table regarding the Growth Opportunities Fund is hereby replaced by the following:

Name of Fund	Annual Fees (as a Percentage of Daily Net Assets)
Growth Opportunities Fund*	0.75% of the first $1 billion of average daily net assets; 0.725% of the next $1 billion; and 0.70% of average daily net assets in excess of $2 billion

And the following language is hereby added to the asterisked footnote following the table:

* Prior to March 1, 2011, the advisory fee for the Growth Opportunities Fund was 0.85% of the first $1.0 billion of average daily net assets; 0.80% of average daily net assets in excess of $1 billion.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE